Interest income	12 Months Ended
Dec. 31, 2018
Interest income
Interest income

32. Interest income

Interest income in the consolidated income statement comprises the interest accrued in the year on all financial assets with an implicit or explicit return (except for those at fair value through profit or loss starting January 1, 2018), calculated by applying the effective interest method, irrespective of measurement at fair value, and the adjustment to interest income as a result of hedge accounting.

The breakdown of the main interest income items earned in 2016, 2017 and 2018 is as follows:

	2016	2017	2018

Cash and balances with the Central Bank	1,418	2,081	2,361
Loans and advances to credit institutions	2,832	4,804	2,178
Loans and advances to customers	59,264	72,263	81,976
Debt instruments	13,149	16,791	10,039
Hedging derivatives	703	1,895	2,858
Other interest income	87	168	125
	77,453	98,002	99,537